SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): May 6, 2003


                       TANGER FACTORY OUTLET CENTERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                   1-11986                 56-1815473
----------------------------    -----------------------  -----------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification Number)


             3200 Northline Avenue, Greensboro, North Carolina 27408
               (Address of principal executive offices) (Zip Code)

                                 (336) 292-3010
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              (Registrants' telephone number, including area code)

                                       N/A
         -------------------------------------------------------------
         (former name or former address, if changed since last report)






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Item 9.       Regulation FD Disclosure.

         On May 6, 2003, Tanger Factory Outlet Centers, Inc. (the "Company") made publicly available certain supplemental operating and financial information for the quarter ended March 31, 2003. This supplemental operating and financial information is attached to this current report as exhibit 99.1.

Item 12.      Disclosure of Results of Operations and Financial Condition.

         On May 6, 2003, the Company issued a press release announcing its results of operations and financial condition as of and for the quarter ended March 31, 2003. This information is attached to this current report as exhibit 99.2.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 6, 2003

                              TANGER FACTORY OUTLET CENTERS, INC.

                              By:      /s/ Frank C. Marchisello Jr.
                              -------------------------------------
                              Frank C. Marchisello, Jr.
                              Executive Vice President, Chief Financial Officer

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                                  EXHIBIT INDEX

                                                                   Sequentially
Exhibit No.                                                        Numbered Page

 99.1  Supplemental operating and financial information of
              the Company for the quarter ended March 31, 2003.             3

 99.2  Press release announcing the results of operations and financial
              condition as of and for the quarter ended March 31, 2003.    20